Exhibit 4.1
COMMON STOCK COMMON STOCK ALON BRANDS ALON BRANDS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP DED51R 10 4 This Certifies that is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF ALON BRANDS, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of trhe Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: SECRETARY CHAIRMAN OF THE BOARD

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT -Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) UNIFTRF MIN ACT-Custodian (until age) (Cust) under Uniform Transfers (Minor) to Minors Act (State) Additional abbreviations may also be used though not in the above list. hereby sell, assign and transfer unto FOR VALUE RECEIVED, PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) or the common stock represented by the within certificate, and do hereby irrevocably constitute ana appoint Shares to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney Dated THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad-15.